UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 9, 2009

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Forest Oil Corporation (the “Company”) approved an amendment (the “First Amendment”) to the Forest Oil Corporation Executive Deferred Compensation Plan, as amended and restated effective as of December 1, 2008 (the “Plan”).  The purpose of the First Amendment is solely to include technical changes necessary to recognize an amendment to the Company’s Retirement Savings Plan (the “401(k) Plan”) which now permits participants thereof to make contributions pursuant to Section 402(c) of the Internal Revenue Code of 1986.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit	Description

	10.1	First Amendment to Forest Oil Corporation executive Deferred Compensation Plan (as amended and restated effective as of December 1, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: November 12, 2009	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

10.1	First Amendment to Forest Oil Corporation Executive Deferred Compensation Plan (as amended and restated effective as of December 1, 2008).